CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

Exhibit 10.56

December 21, 2016

Ionis Pharmaceuticals, Inc.	Ionis Pharmaceuticals, Inc.
2855 Gazelle Court	2855 Gazelle Court
Carlsbad, CA 92010	Carlsbad, CA 92010
Attention: Chief Operating Officer	Attention: General Counsel

Re:	First Amendment To Research Collaboration, Option and License Agreement of December 22, 2014

Dear Madame or Sir:

Reference is made to the Research Collaboration, Option and License Agreement of December 22, 2014 (the “Agreement”), by and between Janssen Biotech Inc. (“JBI”), and Ionis Pharmaceuticals, Inc. (formerly Isis Pharmaceuticals, Inc.; hereinafter “Ionis”), or individually as “Party” or collectively as “Parties.” This document is a “First Amendment” to the Agreement and the “First Amendment Effective Date” shall be the date of the last signature below.

In general, the Parties agreed to modify the Agreement to reflect alignment on the terms and conditions which will enable JBI to propose, and for Ionis to accept, a third target ([***]), and for JBI to Develop and Commercialize an [***] Compound that JBI selects as the JBI [***] Development Candidate. This First Amendment includes changes to the companion financials and describes the consideration associated with entering into this First Amendment.

To effectuate the agreed upon changes, the Parties agree to the provisions described herein.

Definitions.  The Parties agree to introduce new definitions to the Agreement as follows:

“GLP Toxicology Study” means a GLP toxicology study necessary to meet the requirements for filing an IND.

“Ionis [***] Field” means any prophylactic, therapeutic or other use or form of administration of any ASO that is designed to bind to the RNA that encodes [***] for any indication other than treatment of a disease of the gastrointestinal tract.

“[***]” means the gene, [***].

“[***] Compound” means any ASO that is designed to bind to the RNA that encodes [***], where such ASO is discovered by Ionis prior to [***], including [***].

December 21, 2016
First Amendment

“IONIS-[***]Rx” means the compound known as [***].

“JBI [***] Development Candidate” means the [***] Compound selected by JBI. Such JBI [***] Development Candidate will be a “Product” under the Agreement.

“JBI [***] Field” means [***] delivery of the JBI [***] Development Candidate for treatment of diseases of the gastrointestinal tract, unless expanded to include the Expanded GI Field.

Defined terms used but not defined herein have the meaning ascribed to such terms in the Agreement.

Agreement Provisions

Confirmation - Section 1.2.3 – JBI proposed a third gene target designated [***] and Ionis accepts this designation.

Confirmation - Section 1.2.4 – [***] is now a Collaboration Target.

Amendment of Section 2.1.3 – Section 2.1.3 of the Agreement is amended to include a new item (e) as follows:

“(e) The research, development, manufacture, commercialization or other exploitation of IONIS-[***]Rx or any other ASO that is designed to bind to the RNA that encodes [***], in each case by Ionis independently or for or with any of its Affiliates or any Third Party (including the grant of any license to any Third Party), in each case in the Ionis [***] Field.”

Amendment of Section 4.1.1 Solely with respect to the JBI [***] Development Candidate – The Parties agree that, solely with respect to the JBI [***] Development Candidate, Section 4.1.1 of the Agreement is deleted in its entirety and replaced with the following language:

“4.1.1  Development and Commercialization License. Subject to the terms and conditions of this Agreement, effective upon JBI’s exercise of the Option for the JBI [***] Development Candidate in accordance with this Agreement, Ionis grants to JBI (i) a worldwide, exclusive, royalty-bearing, sublicensable (in accordance with Section 4.1.2 below) license under the Isis Product Specific Patents to Research, Develop, Manufacture, have Manufactured (in accordance with Section 4.1.2 below), register, market and Commercialize the JBI [***] Development Candidate in the JBI [***] Field, and (ii) a worldwide, exclusive, royalty-bearing, sublicensable (in accordance with Section 4.1.2 below) license under the Licensed Technology other than the Isis Product Specific Patents to Research, Develop, Manufacture, have Manufactured (in accordance with Section 4.1.2 below), register, market and Commercialize the JBI [***] Development Candidate in the JBI [***] Field. The grants described under subsection (i) and subsection (ii) in no way limit Ionis’ ability to grant additional licenses to Third Parties under the Licensed Technology in the Ionis [***] Field.”

December 21, 2016
First Amendment

Addition of New Section 4.1.6 – [***] Administration of JBI [***] Development Candidate. The Parties acknowledge that the JBI [***] Field is initially limited to [***] delivery of the JBI [***] Development Candidate for treatment of diseases of the gastrointestinal tract. Following JBI’s exercise of its Option for the JBI [***] Development Candidate but prior to [***] [***] with the JBI [***] Development Candidate, JBI may elect to expand the JBI [***] Field to include the [***] delivery of the JBI [***] Development Candidate for the treatment of diseases of the gastrointestinal tract (“Expanded GI Field”) by providing the JRC written notice of such [***] election. Within [***] days after timely providing such election notice to the JRC:

a)
In the case where JBI selected IONIS-[***]Rx as the JBI [***] Development Candidate and, as of the date the JRC receives such election notice, Ionis has [***], then JBI’s rights under this Section 4.1.6 shall be limited to a right to negotiate with Ionis in good faith regarding both (i) [***] and (ii) [***]; or

b)
In the case where (x) JBI selected IONIS-[***]Rx as the JBI [***] Development Candidate but, as of the date the JRC receives such election notice, Ionis has not [***], or (y) JBI did not select IONIS-[***]Rx as the JBI [***] Development Candidate, the Parties shall negotiate in good faith both (i) [***].

The JBI [***] Field will only be expanded to include the Expanded GI Field if the Parties mutually agree on the [***] described in subsection (a) or (b) in this Section 4.1.6 (as applicable). If JBI progresses a JBI [***] Development Candidate in the Expanded GI Field all other provisions of the Agreement shall apply to the Expanded GI Field and Net Sales from [***] delivered and a [***] delivered JBI [***] Development Candidate will be aggregated when calculating payments due under the Agreement royalty tiers.

Addition of New Section 5.7 - Development and Commercialization Cooperation. If JBI selects IONIS-[***]Rx as the JBI [***] Development Candidate, then within [***] ([***]) months after JBI exercises its Option, the Parties will convene to negotiate commercially reasonable terms for managing the continued Development and Commercialization of IONIS-[***]Rx by both Parties, including procedures for the mutual exchange of [***] and [***] information associated with IONIS-[***]Rx.

Addition of New Section 5.8 – Back-Up JBI [***] Development Candidate. If JBI has exercised its Option for the JBI [***] Development Candidate and subsequently delivers written notice to Ionis that JBI will discontinue Development of such JBI [***] Development Candidate for reasons of [***] (e.g., [***] or [***] issues), then, upon JBI’s written request to Ionis, JBI may select as a replacement of such JBI [***] Development Candidate any other [***] Compound (“Back-Up [***] Development Candidate”) that is not being developed or commercialized (i.e., such [***] Compound has at least started a [***]) by Ionis, its Affiliates or its sublicensee as of the date Ionis receives such request from JBI. JBI will select any such Back-Up [***] Development Candidate within [***] days following the date Ionis receives the discontinuation notice and, unless mutually agreed by Ionis, JBI will be [***]. Upon any such selection of a Back-Up [***] Development Candidate, such Back-Up [***] Development Candidate will become the “JBI [***] Development Candidate” and a “Product” under and subject to the terms of the Agreement.

December 21, 2016
First Amendment

Financial Provisions

Pre-Licensing Milestone Event Payment. To compensate Ionis for the Pre-Licensing Milestone Event described in Section 6.3, JBI shall pay $5,000,000 to Ionis within forty-five (45) days following the First Amendment Effective Date.

License Fee. Following receipt by JBI of a Development Candidate Data Package detailing that the Development Candidate criteria have been met for [***] delivery of a JBI [***] Development Candidate, JBI will select a JBI [***] Development Candidate which will trigger the Option provisions of Article 3 and License Fee under Section 6.4.  Notwithstanding, the terms of Sections 3.1 and 3.2, the Option Deadline for JBI to provide Ionis with written notice of its intent to exercise its Option for the JBI [***] Development Candidate shall be on or before [***], and JBI shall pay the Option Fee described in Section 6.4 no later than the 45th day following JBI’s notice of its intent to exercise such Option.

Post-Licensing Milestone Event Payments. The following Post-Licensing Milestone Event payments described in Table 2 of Section 6.5 are amended as follows solely with respect to the JBI [***] Development Candidate:

	Post-Licensing Milestone Event	Milestone Event Payment
i)	[***]	$[***]; and
ii)	[***]	$[***]

*_*_*_*_*_*

December 21, 2016
First Amendment

Except as otherwise expressly provided herein, the Agreement shall remain in full force and effect without any amendments or modifications.  This First Amendment may be executed in separate counterparts, each of which, whether delivered by electronic mail, or otherwise is deemed to be an original, and all of which taken together shall constitute one and the same instrument.  This First Amendment shall be effective as of the First Amendment Effective Date.  If the above reflects your understanding of the rights and obligations of the Parties under the Agreement, please acknowledge your agreement of the foregoing by executing the countersignature below.

Very truly yours,

/s/ Austin Clayton
Austin Clayton
Corporate Secretary
Janssen Biotech, Inc.

AGREED & ACCEPTED:

/s/ B. Lynne Parshall
Name:	B. Lynne Parshall
Title:	Chief Operating Officer
Date:	December 21, 2016

Ionis Pharmaceuticals, Inc.